CLA Strategic Allocation Fund (the “Fund”)

Supplement dated June 19, 2015

to the Prospectus dated January 22, 2015

Effective immediately, the following supersedes and replaces the “Non-Traded REIT Risk” disclosure in the “Risk Factors” section of the Fund’s Prospectus:

Non-Traded REIT Risk. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. Non-Traded publicly registered REITs are public companies, but their shares are not listed on a stock exchange. As a result, Non-traded REITs lack the liquidity attributes of Public REITs or Public Investment Funds. Non-Traded REITs offer certain tax advantages such as non-taxable income at the REIT level. The Fund’s investments in Non-Traded REITs may be made at their offering prices, their NAV or through the purchase of such shares at a discount on the secondary market.

The Fund’s investment in Non-Traded REITs is intended principally to generate current income. In addition, the Fund’s investment in Non-Traded REITs is intended to deliver returns with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund’s investments in Non-Traded REITs will be typically made through the purchase of common stock and preferred stock. Investment criteria will include evaluating the strength of the REIT’s sponsor and management; the attractiveness of the specific property type(s) in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as sale of the REIT or listing on a stock exchange) following the close of the offering.

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The information in this Supplement updates and supersedes any contrary information in, and should be read in conjunction with, the Fund’s Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund, toll-free at 1-844-798-3848.

YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.